Parker Hannifin Corporation Quarterly Earnings Release 4th Quarter FY 2008 July 31, 2008 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding litigation; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.
This presentation contains references to earnings per share amounts excluding a contingency reserve. The removal of the contingency reserve allows investors and the company to meaningfully evaluate performance on a comparable basis with the prior period, which was not impacted by the contingency reserve.

Slide 4 Discussion Agenda 4 th quarter highlights Key performance measures & outlook Questions & answers Closing comments

Slide 5
Fourth Quarter and Total Year Highlights
Another record year
Record Quarterly Sales, Earnings, and Cash Flow
International strength offsetting challenging North
American environment
Q4 Sales growth 16.4% - 6.4% organic
Excluding the establishment of a contingency
reserve, Earnings per diluted share up 26% in Q4,
20%-Total Year
Total Parker Orders up 8% in Q4

Slide 6
Financial Highlights
Diluted Earnings per Share
4
th
Quarter and Total Year
% %
FY2008 FY2007 Increase FY2008 FY2007 Increase
Earnings per share 1.47 $   1.23 $   20% 5.53 $   4.68 $   18%
Contingency reserve .08        .08
Adjusted Earnings per share 1.55 $   1.23 $   26% 5.61 $   4.68 $   20%
4th Quarter Total Year

Slide 7
Influences on 4
th
Quarter Earnings
Diluted Earnings per Share increased as a result of:
Increased Sales of 16.4% - 6.4% organic
- Up from 4.3% organic growth last quarter
Gross margin improvement of 40 bps
S,G&A as percent of Sales decrease of 50 bps
Fewer shares outstanding
- 5.4 million fewer diluted shares in FY2008
Offset by:
Lower Industrial North America and CIC Operating
Income
Higher Interest expense
Establishment of Contingency Reserve classified in
“Other expense”

Slide 8
Financial Highlights
Sales – 4
th
Quarter  and Total Year
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 3,347 $ 16.4% 2,874 $ 12,146 $ 13.3% 10,718 $
Acquisitions 127        4.4% 373          3.5%
Currency 161        5.6% 544          5.0%
Adjusted Sales 3,059 $ 6.4% 11,229 $ 4.8%
4th Quarter Total Year

Slide 9 Influences on Sales Continued Industrial end market strength International – Asia Pacific – Latin America – Europe Distribution Aerospace Acquisitions Emerging markets

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 1,166 $ 10.5% 1,055 $ 4,250 $   4.6% 4,064 $
Acquisitions 70          6.7% 121          3.0%
Currency 8            0.7% 26            0.6%
Adjusted Sales 1,088 $ 3.1% 4,103 $   1.0%
Operating Margin
As reported 163 $    165 $    608 $       598 $
  % of Sales 14.0% 15.6% 14.3% 14.7%
Total Year 4th Quarter

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 1,382 $ 27.6% 1,083 $ 5,006 $   28.3% 3,901 $
Acquisitions 39          3.6% 214          5.4%
Currency 143        13.2% 476          12.2%
Adjusted Sales 1,200 $ 10.8% 4,316 $   10.7%
Operating Margin
As reported 213 $    143 $    789 $       533 $
  % of Sales 15.4% 13.2% 15.8% 13.7%
4th Quarter Total Year

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 510 $    14.7% 445 $    1,838 $   9.0% 1,685 $
Acquisitions 17          3.8% 39            2.3%
Currency 3            0.7% 10            0.5%
Adjusted Sales 490 $    10.2% 1,789 $   6.2%
Operating Margin
As reported 73 $       67 $       251 $       270 $
  % of Sales 14.3% 15.1% 13.6% 16.0%
4th Quarter Total Year

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 289 $    (0.8)% 292 $    1,051 $   (1.6)% 1,068 $
Acquisitions
Currency 8            2.9% 31            2.9%
Adjusted Sales 281 $    (3.7)% 1,020 $   (4.5)%
Operating Margin
As reported 20 $       25 $       59 $         82 $
  % of Sales 7.0% 8.7% 5.7% 7.7%
4th Quarter Total Year

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
FY08 FY07
Total Parker 8% +    3% +
Industrial North America 4% +    3% -
Industrial International 8% +    14% +
Aerospace 23% + 8% +
Climate & Industrial Controls 7% -     6% -
Three months ending June

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable Pensions – FAS 158

Slide 16 Strong Cash Flow Cash from Operating Activities Total Year $957 $1,317 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY08 FY07

Slide 17
Financial Leverage
Debt to Debt Equity
28.3%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08
Goal - Not to exceed 37% over the cycle

Slide 18
FY 2009  Earnings Outlook Assumptions
Segment Sales & Operating Income
  FY 2009 Sales change versus FY 2008
  Industrial North America
5.1%   --  5.5%
  Industrial International
6.5%   --  6.9%
  Aerospace
3.7%   --  4.1%
  Climate & Industrial Controls
(2.5)%   --  (2.1)%
  FY 2009 Operating margin percentages
  Industrial North America
14.0%   --  14.6%
  Industrial International
15.5%   --  16.1%
  Aerospace
12.7%   --  13.3%
  Climate & Industrial Controls
5.7%   --  6.3%

Slide 19
FY 2009 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin - 1% to  - 3% vs. FY 2008
Interest Expense +  7% to +  1% vs. FY 2008
Other Expense (Inc.)  - 24% to - 28% vs. FY 2008
Tax Rate 30%

Slide 20 Earnings Outlook – FY09 Low High Diluted earnings per share 5.65 $ 6.05 $

Slide 21 Questions & Answers...

Slide 22 Appendix Income Statements 4 th Quarter Total Year

Slide 23
Income Statement – 4
th
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
3,346.8 $   100.0% 2,874.4 $   100.0%
Cost of sales 2,575.4       77.0% 2,223.8      77.4%
Gross profit 771.4          23.0% 650.6          22.6%
S, G & A 373.1          11.1% 333.4          11.6%
Interest expense 25.0            .7% 21.5            .7%
Other expense (income), net 18.4            .6% (2.2)             (.1)%
Income before taxes 354.9          10.6% 297.9          10.4%
Income taxes 102.3          3.1% 80.7            2.8%
Net income
252.6 $       7.5% 217.2 $      7.6%
FY 2008 FY 2007

Slide 24
Income Statement – Total Year
Dollars in millions
% of Sales % of Sales
Net Sales
12,145.6 $ 100.0% 10,718.1 $ 100.0%
Cost of sales 9,339.1       76.9% 8,273.0      77.2%
Gross profit 2,806.5       23.1% 2,445.1      22.8%
S, G & A 1,364.1       11.2% 1,226.9      11.4%
Interest expense 99.0            .8% 83.4            .8%
Other expense (income), net 16.9            .2% (24.4)           (.2)%
Income before taxes 1,326.5       10.9% 1,159.2      10.8%
Income taxes 377.0          3.1% 329.2          3.1%
Net income
949.5 $       7.8% 830.0 $      7.7%
FY 2008 FY 2007